Exhibit 99.5

Voting Rights Proxy Agreement

This Voting Rights Proxy Agreement (this “Agreement”) is entered into by and among E-Waste Systems Inc, (“EWSI”) and YaZhuo Jiudian Guanli (“YaZhuo”), and the undersigned shareholders of YaZhuo (collectively the “Shareholders”) as of March    , 2013 in Shanghai, the People’s Republic of China (the “PRC” or “China”). EWSI, YaZhuo and the Shareholders are each referred to in this Agreement as a “Party” and collectively as the “Parties”.

RECITALS

a)          YaZhuo is a company incorporated in the PRC, and is engaged in the business development regarding hospitality management, with a focus on the research and development of environmental friendly technologies, goods and services (the “Business”).

b)           EWSI has the expertise in management and consultancy of reverse logistic service and technology, and EWSI has entered into a series of agreements with YaZhuo to provide YaZhuo with various management and consulting services.

c)          The Shareholders are shareholders of YaZhuo, each legally holding such amount of equity interest of YaZhuo as set forth on the signature page of this Agreement and collectively holding 100% of the issued and outstanding equity interest of YaZhuo (collectively the “Equity Interest”).

d)             The Shareholders desire to grant to EWSI a proxy to vote the Equity Interest for the maximum period of time permitted by law in consideration of good and valuable consideration, the receipt of which is hereby acknowledged and agreed by EWSI.

NOW THEREFORE, the Parties agree as follows:

1. The Shareholders hereby agree to irrevocably grant and entrust EWSI, for the maximum period of time permitted by law, with all of their voting rights as shareholders of YaZhuo. The Shareholders and YaZhuo shall use best efforts to assist EWSI in exercising such rights, including but not limited to the rights  to sell or transfer all or any of their Equity Interest of YaZhuo, appoint and elect the directors    and  chairman  as    the  authorized  legal  representative  of  YaZhuo,  and  signing  legal documents   when necessary. EWSI does not need to seek consent from the Shareholders when exercising such rights unless otherwise required by the US laws, but shall exercise such rights in accordance with and within the parameters of the laws of the US and the Articles of Association of YaZhuo. Once any resolution or decision is made, EWSI shall notify such resolution or decision to the Shareholders.

2. EWSI  may establish and  amend  rules  to  govern  how  EWSI shall  exercise  the  powers  granted by  the  Shareholders  herein, including but not limited to, the number or percentage of directors of EWSI or other designees of EWSI which shall be required to authorize the exercise of the voting rights granted by the Shareholders, and EWSI shall only proceed in accordance with such rules.

3. The Shareholders shall not transfer or cause to be transferred the Equity Interest to any party (other than EWSI or such designee of EWSI). Each Shareholder acknowledges that he/she will continue to perform his/her obligations under this Agreement even if one or more of other Shareholders no longer holds any part of the Equity Interest.

4. This Agreement has been duly executed by the Parties as of the date first set forth above, and in the event that a Party is not a natural person, then such Party’s action has been duly authorized by all necessary corporate or other action and executed and delivered by such Party’s duly authorized representatives. This Agreement shall take effect upon execution.

5. At any time  during the term of this  Agreement, if granting or excise of the voting rights  hereunder becomes  unworkable  due to any reason  other than  a default  of any  and all of the  Shareholders or YaZhuo, the   Parties  shall immediately modify  or revise   the relevant provisions  under this Agreement, or seek a substitute arrangement closest to the original intent of the Parties, to achieve the purpose of this Agreement.

6. The  Shareholders  hereby  irrevocably  and  unconditionally  undertake  at  all times  to  indemnify each of the person designated by EWSI against any and all actions, proceedings, claims, costs, expense and liabilities whatsoever  arising  from  the  exercise  or purported exercise of any of the powers conferred or purported to be conferred by this Agreement.

7. Each Shareholder represents and warrants to EWSI that such Shareholder owns such amount of the Equity Interest as set forth next to his/her name on the signature page below, free and clear of all liens and encumbrances, and such Shareholder has not granted and will not grant to any party, other than EWSI, a power of attorney or proxy over any of such amount of the Equity Interest or any of such Shareholder’s rights as a shareholder of YaZhuo. Each Shareholder further represents and warrants that the execution and delivery of this Agreement by such Shareholder shall not violate any law, regulations, judicial or administrative order, arbitration award, agreement, contract or covenant applicable to such Shareholder.

8. This Agreement may not be terminated without the unanimous consent of all Parties, except that EWSI may, by giving a thirty (30) - day prior written notice to the Shareholders and YaZhuo, terminate this Agreement, with or without cause.

9.  Any amendment to and/or rescission of this Agreement shall be in writing by the Parties.

10.   Without the prior written consent of EWSI, YaZhuo or the Shareholders shall not assign any right or obligation under this Agreement to any third party while EWSI shall have the right to assign all rights and obligations under this Agreement to any third party by giving a thirty (30)-day prior written notice to the Shareholders and YaZhuo.

11.   The execution, validity, creation and performance of this Agreement shall be governed by the laws of the US.

12.   Notice or other communications required to be given by any Party pursuant to this Agreement shall be written in English and Chinese and delivered personally or sent by registered mail or by a recognized courier service or by facsimile transmission to the address of the relevant Party set forth below. The date when the notice is deemed to be duly served shall be determined as the follows: (a) a notice delivered personally is deemed duly served upon the delivery; (b) a notice sent by mail is deemed duly served the third (3rd) day after the date; and (c) a notice sent by facsimile transmission is deemed duly served upon the time shown on the transmission confirmation of relevant documents.

To EWSI

Address:        101 First Street #493, Los Altos, CA  USA 94022
Attn:               Susan Johnson, Secretary Treasurer
Fax:                 +1 650 396 5494
Tel:                 +1 650 283 2907

To YaZhuo

Address:          Room 501, No. 360 Dong’an Road, Xuhui District, Shanghai, PRC
Attn:                 Yuhui Chen
Fax:
Tel:                   +86 6052 6553

To the Shareholders

Address:          Room 501, No. 360 Dong’an Road, Xuhui District, Shanghai, PRC
Attn:           Yuhui Chen
Fax:
Tel:                 +86 6052 6553

13.   The Parties agree that in the event a dispute shall arise from this Agreement, the Parties shall settle their dispute through amicable negotiations and/or arbitration in accordance with this Clause 12. If the Parties fail to reach a settlement within forty-five (45) days following the negotiations, the dispute shall be submitted to be determined through arbitration in accordance with section 13 of the Consulting Services Agreement by and between the parties of even date herewith.   For avoidance of doubt, YaZhuo, who may or may not select arbitrator, shall be bound by the decision rendered through such arbitration.

14.   This Agreement shall be executed in two (2) originals in English, each of which shall be equally valid.  Each Party shall retain one (1) original.

[No Text Below]

[Signature Page]

IN WITNESS THEREOF this Agreement is duly executed by each Party or its legal representatives on the date first set forth above.

E-Waste Systems Inc. (“EWSI”)

/s/         Martin Nielson
Name:  Martin Nielson
Title:    CEO

Shanghai YaZhuo Jiudian Guanli (“YaZhuo”)

/s/         Yuhui Chen
Name:   Yuhui Chen
Title:     CEO and President

[Signature of Shareholders of YaZhuo]

(Signature)

/s/          Yuhui Chen
Name: Yuhui Chen

ID Card No.:

Owns 100% of the Equity Interest of YaZhuo

Signature page to Voting Right Proxy Agreement